UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  November 30, 2007


                            AMERICAN CONSUMERS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


            Georgia                  0-5815               58-1033765
            -------                  ------               ----------
        (State or other           (Commission          (I.R.S. Employer
          jurisdiction            File Number)        Identification No.)
       of incorporation)


  55 Hannah Way, Rossville, Georgia                                 30741
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  (Address of principal executive offices)                        (zip code)


Registrant's telephone number, including area code:  (706) 861-3347

                                      N/A
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 30, 2007, pursuant to agreement with the landlord, American Consumers, Inc. (the "Company") exercised an option to extend the lease on our Tunnel Hill, Georgia grocery store location (the "Tunnel Hill Lease") for an additional five year term, running from September 1, 2007 through August 31, 2012, at a monthly rental equal to a new base rate of $4,300, plus responsibility for all utilities and certain maintenance expenses, all as set forth in more detail in the Tunnel Hill Lease. The Company has two additional five year renewal options. Should we elect to exercise them, the first option would extend the term from September 1, 2012 through August 31, 2017 and the second option would extend the term from September 1, 2017 through August 31, 2022, each with a further increase in monthly rent. A copy of the Tunnel Hill Lease has been previously filed by the Company and is incorporated herein by reference as an exhibit to this Report, as set forth below. The foregoing description of the Company's financial obligations pursuant to the Tunnel Hill Lease, as extended, is qualified by reference to the full text of such exhibit.

Also on November 30, 2007, we entered into a second amendment to the lease on our Chatsworth, Georgia grocery store location (the "Chatsworth Lease"). This second amendment extends the lease for an additional five year term, running from May 1, 2008 through April 30, 2015, following expiration of the current term on April 30, 2008. The renewal is at a monthly rental equal to a new base rate of $10,125, plus additional percentage rents if sales at the location exceed prescribed thresholds, plus the Company's pro-rata share of certain of landlord's operating costs and any property tax increases, all as set forth in more detail in the Chatsworth Lease. The Company has no additional renewal options under this amendment to the Chatsworth lease. Copies of both the Chatsworth Lease and the first amendment thereto have been previously filed by the Company and are incorporated herein by reference as exhibits to this Report, and a copy of the second amendment to the Chatsworth lease is being filed as an exhibit to this report, all as set forth below. The foregoing description of the Company's financial obligations pursuant to the Chatsworth Lease, as extended by the second amendment, is qualified by reference to the full text of such exhibits.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)   The following Exhibits are filed pursuant to Item 9(d) of this Report:

      Exhibit No.  Description
      -----------  -------------------------------------------------------------------------
      10.3         Lease Agreement for the Company's Chatsworth, Georgia location.
                   Incorporated by reference to Exhibit 10(g) to Form 10-K for the year ended May 29, 1993.

      10.4         First Lease Amendment Agreement for the Company's Chatsworth,
                   Georgia location, dated March 19, 2003.  Incorporated by reference to
                   Exhibit 10.15 to Form 10-K for
                   the year ended May 31, 2003.

      10.11        Lease Agreement, dated December 20, 2003, for the Company's Tunnel
                   Hill, Georgia location.  Incorporated by reference to Exhibit 10.2 to the
                   Company's Quarterly Report on Form 10-Q for the quarter ended
                   February 28, 2004 (SEC File No. 0-5815).

      10.28        Second Lease Amendment Agreement for the Company's Chatsworth,
                   Georgia location, dated November 30, 2007.  Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 6, 2007               AMERICAN CONSUMERS, INC.


                                      By: /s/ Michael A. Richardson
                                         ----------------------------------
                                         Michael A. Richardson
                                         Chief Executive Officer

                                      By: /s/ Paul R. Cook
                                         ----------------------------------
                                         Paul R. Cook
                                         Chief Financial Officer